                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    As independent public accountants, we hereby consent to all references to our firm and to the use of our reports in this Registration Statement (Form S-1) and Prospectus.

                                          ARTHUR ANDERSEN LLP

Orange County, California
May 6, 1997